Exhibit 2
                                                                       ---------

                             Joint Filing Agreement

     The undersigned hereby agree that this statement on Schedule 13D with respect to the securities of Access Pharmaceuticals, Inc. is, and any amendment thereto signed by each of the undersigned shall be, filed on behalf of each undersigned pursuant to and in accordance with the provisions of 13d-1(k) under the Securities Exchange Act of 1934, as amended and that all subsequent amendments to this statement on Schedule 13D shall be filed on behalf of each of the undersigned without the necessity of filing additional joint filing agreements. The undersigned acknowledge that each shall be responsible for the timely filing of such amendments, and for the completeness and accuracy of the information concerning it contained therein, but shall not be responsible for the completeness and accuracy of the information concerning the others, except to the extent that it knows or has reason to believe that such information is inaccurate.

Dated: November 13, 2002

                                        ORACLE PARTNERS, L.P.

                                        By: ORACLE ASSOCIATES, LLC,
                                            general partner

                                        By: /s/ Larry N. Feinberg
                                            ------------------------------
                                            Name:  Larry N. Feinberg
                                            Title: Managing Member


                                        ORACLE ASSOCIATES, LLC

                                        By: /s/ Larry N. Feinberg
                                            ------------------------------
                                            Name:  Larry N. Feinberg
                                            Title: Managing Member


                                        /s/ Larry N. Feinberg
                                        ------------------------------
                                        Larry N. Feinberg